UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2014

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.                Other Events.

Hilltop Holdings Inc. (the “Company”) is filing this Form 8-K to update financial information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”) primarily as follows:

•                  To revise the consolidated balance sheets and related notes to correct the classification of certain noninterest-bearing deposits and other immaterial items. The revision to deposits resulted in an increase in noninterest-bearing deposits and a decrease in interest-bearing deposits of $1.3 billion and $1.0 billion at December 31, 2013 and 2012, respectively,

•                  To amend certain ratios within the net interest margin tables and analysis of deposits within management’s discussion and analysis of financial condition and results of operations to reflect the impact of the deposits revision discussion above,

•                  To correct certain other ratio computations within management’s discussion and analysis of financial condition and results of operations, and

•                  To revise corresponding amounts within selected financial data.

The revisions to the financial statements and related notes discussed above did not impact the consolidated statements of operations, the consolidated statements of comprehensive income (loss), the consolidated statements of stockholders’ equity or the consolidated statements of cash flows. The revisions also did not impact the disclosure of net interest margin within management’s discussion and analysis of financial condition and results of operations.

The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede those portions of our 2013 10-K. No attempt has been made to update matters in the 2013 10-K for any other activities or events occurring subsequent to the original filing of the 2013 10-K with the U.S. Securities and Exchange Commission. For additional information related to developments since the filing of the 2013 10-K, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014 and the Company’s Forms 8-K filed since the filing of the 2013 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2013 10-K and subsequent SEC filings.

Section 9 — Financial Statements and Exhibits

Item 9.01.                Financial Statements and Exhibits.

(d)                     Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Ernst & Young LLP.

99.1	Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: May 29, 2014	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	General Counsel & Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Ernst & Young LLP.

99.1	Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase